UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2022

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-41429	98-0647155
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario		M4S 3E2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (416) 847-6898

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934) §140.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01. Other Events

On July 6, 2022, The Nasdaq Stock Market LLC (the “Nasdaq”) approved ProMIS Neurosciences Inc.’s (the “Company”) application to list its common shares on The Nasdaq Capital Market. The Company’s common shares will begin trading on The Nasdaq Capital Market on July 8, 2022 under the symbol “PMN”. On July 8, 2022, the Company issued a press release announcing the Nasdaq listing. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statement and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 8, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProMIS Neurosciences Inc.
(Registrant)

Date	July 8, 2022

/s/ Eugene Williams
(Signature)

Name: Eugene Williams
Title: Chairman and Chief Executive Officer

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